UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                         __________________________


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)       May 7, 1998
                                                     --------------------



                                 NEWELL CO.
   ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)




       Delaware                  1-9608            36-3514169
   ----------------------------------------------------------------------
   (State or Other            (Commission         (IRS Employer
   Jurisdiction of            File Number)        Identification No.)
   Incorporation)




             29 East Stephenson Street, Freeport, Illinois 61032
   ----------------------------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)




   Registrant's telephone number, including area code    (815) 235-4171
                                                       ------------------





   Item 5.   Other Events.

             Newell Co. ("Newell") issued a news release announcing that on May 7, 1998, it acquired Calphalon Corporation, an Ohio corporation ("Calphalon"), through the merger of a wholly owned subsidiary of Newell with and into Calphalon. A copy of the news release is attached hereto as Exhibit 99.

   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits.

             (c)  Exhibits.

                  (99) News Release dated May 7, 1998.







































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                                 SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      NEWELL CO.
                                         (Registrant)






                                      /s/ Dale L. Matschullat
   Date: May 11, 1998            By: ----------------------------------
                                      Dale L. Matschullat
                                      Vice President -- General Counsel

































                                EXHIBIT INDEX


   Exhibit
     No.                    Description
   -------                  -----------


      99               News Release dated May 7, 1998












































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